THIRD QUARTER 2021 RESULTS NASDAQ: FULT Data as of or for the three months ended September 30, 2021 unless otherwise noted

This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2021 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. FORWARD-LOOKING STATEMENTS 2

1. ROA is return an average assets calculated as net income for the period divided by average assets, annualized. 2. ROE is return on average common shareholders’ equity calculated as net income available to common shareholders for the period divided by average common shareholders’ equity, annualized. 3. Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. INCOME STATEMENT SUMMARY 3 3Q21 2Q21 3Q20 (dollars in thousands, except per-share data) Net Interest Income $ 171,270 $ 162,399 $ 154,116 Provision for Credit Losses (600) (3,500) 7,080 Non-Interest Income 62,577 51,854 63,247 Securities Gains — 36 2 Non-Interest Expense 144,596 140,831 139,145 Income before Income Taxes 89,851 76,958 71,140 Income Taxes 14,268 11,994 9,529 Net Income 75,583 64,964 61,611 Preferred Stock Dividends (2,562) (2,562) — Net Income Available to Common Shareholders $ 73,021 $ 62,402 $ 61,611 Net income per share (diluted) $ 0.45 $ 0.38 $ 0.38 ROA(1) 1.13% 1.00% 0.97 % ROE(2) 10.64% 9.38% 10.32 % ROE (tangible)(3) 14.56% 12.93% 13.35 % Efficiency ratio(3) 60.3% 63.8% 62.3%

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields Average Liabilities & Cost of Funds ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 4 $20 $21 $21 $22 $22$2 $2 $2 $1 $1 0.45% 0.39% 0.36% 0.25% 0.22% Cost of Funds Borrowings Deposits 3Q20 4Q20 1Q21 2Q21 3Q21 $— $5 $10 $15 $20 $25 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $154 $162 $164 $162 $171 2.70% 2.75% 2.79% 2.73% 2.82% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) 3Q20 4Q20 1Q21 2Q21 3Q21 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% $19 $19 $19 $19 $18 $4 $5 $5 $5 $6 3.13% 3.12% 3.13% 2.97% 3.03% Loans Securities & Other Interest-Earning Asset Yield (FTE) 3Q20 4Q20 1Q21 2Q21 3Q21 $5 $10 $15 $20 $25 2.00% 4.00% 6.00% 8.00%

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(1) to NPLs & Loans 51. The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL related to off-balance-sheet credit exposures. 2. Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation. $7 $6 $(6) $(4) $(1) 3Q20 4Q20 1Q21 2Q21 3Q21 $— $10 $20 $30 $40 $50 $142 $147 $152 $154 $150 0.75% 0.78% 0.80% 0.83% 0.82% NPL NPLs/Loans 3Q20 4Q20 1Q21 2Q21 3Q21 $100 $125 $150 $175 $200 0.00% 0.50% 1.00% 1.50% $(2) $(3) $6 $7 $(2) -0.05% -0.07% 0.13% 0.15% -0.05% Net charge-offs/(recoveries) NCOs/Average Loans (annualized) 3Q20 4Q20 1Q21 2Q21 3Q21 $0 $10 $20 $30 $40 (1.00)% (0.50)% 0.00% 0.50% 1.00% 188% 189% 174% 166% 171% 1.56% 1.60% 1.54% 1.46% 1.45% 1.40% 1.47% 1.40% 1.37% 1.41% ACL/NPLs ACL/Loans excl PPP(2) ACL/Loans 3Q20 4Q20 1Q21 2Q21 3Q21 50% 75% 100% 125% 150% 175% 200% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00%

NON-INTEREST INCOME(1) (1) Excluding investment securities gains Three months ended September 30, 2021 (percent of total non-interest income) 6 Non-interest income(1) increased 21% from 2Q21 Increases in: n Mortgage Banking driven by a decrease in the mortgage servicing rights valuation allowance of $3.5 million compared to an increase of $2.2 million in Q2 21. n Other income due to an increase of $2.1 million from equity method investments. Partially offset by a decrease in: n Commercial Banking income due to the timing of SBA portfolio sales. 29% 15% 20% 27% 9% Wealth Management Mortgage Banking Consumer Banking Commercial Banking Other 3Q21 2Q21 Change (dollars in thousands) n Wealth Management $ 18,532 $ 17,634 $ 898 n Mortgage Banking 9,535 2,838 6,697 n Consumer Banking 11,801 10,860 941 n Commercial Banking 16,738 17,129 (391) n Other 5,971 3,393 2,578 Total $ 62,577 $ 51,854 $ 10,723

NON-INTEREST EXPENSE Three months ended September 30, 2021 (percent of total non-interest expense) 7 58% 9% 10% 5% 18% Salaries and Benefits Occupancy Data Processing and Software Other Outside Services Debt extinguishment Other 3Q21 2Q21 Change (dollars in thousands) n Salaries and Benefits $ 82,679 $ 78,367 $ 4,312 n Occupancy 12,957 12,494 463 n Data Processing and Software 14,335 13,932 403 n Other Outside Services 7,889 8,178 (289) n Debt Extinguishment — 412 (412) n Other 26,736 27,448 (712) Total $ 144,596 $ 140,831 $ 3,765 Non-interest expense increased 3% from 2Q21 Driven primarily by: n $4.3 million increase in salaries and benefits and $0.5 million in occupancy expenses. Partially offset by decreases in: n Debt extinguishment. n Other expenses.

CAPITAL POSITION REMAINS STRONG 8 1. Regulatory capital ratios as of September 30, 2021 are preliminary. 2. Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. Dollars are in millions. 8.4% 10.1% 11.1% 14.5% Regulatory Minimums Excess(2) Tier 1 Leverage CE Tier 1 Tier 1 Risk Based Total Risk Based —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $885 $512 $614 $781 (as of September 30, 2021)

2021 OUTLOOK 9 Net interest income: $655 - $665 million(1) Provision for credit losses: Negative provision for 2021(2) Non-interest income: $230 - $235 million(3) Non-interest expense: $570 - $575 million(4) (1) Updated as of 3Q 2021; previously $640 - $660 million. (2) Updated as of 3Q 2021; previously $10 - $20 million. (3) Updated as of 3Q 2021; previously $220 - $230 million. (4) Excluding charges related to the 1Q 2021 balance sheet restructuring. Updated as of 3Q 2021; previously $560 - $570 million.

NON-GAAP RECONCILIATION Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. 10 (dollars in thousands) Three months ended Sep 30 Jun 30 Sep 30 Return on average common shareholders' equity (tangible) 2021 2021 2020 Net income available to common shareholders $ 73,021 $ 62,402 $ 61,611 Plus: Intangible amortization, net of tax 118 140 103 (Numerator) 73,139 62,542 61,714 Average shareholders' equity $ 2,722,833 $ 2,669,413 $ 2,374,091 Less: Average preferred stock (192,878) (192,878) — Less: Average goodwill and intangible assets (536,772) (536,470) (534,971) Average tangible common shareholders' equity (denominator) 1,993,183 1,940,065 1,839,120 Return on average common shareholders' equity (tangible), annualized 14.56% 12.93% 13.35%

NON-GAAP RECONCILIATION 11 (dollars in thousands) Three months ended Sep 30 Jun 30 Sep 30 Efficiency ratio 2021 2021 2020 Non-interest expense $ 144,596 $ 140,831 $ 139,145 Less: Amortization of tax credit investments (1,546) (1,563) (1,694) Less: Intangible amortization (150) (178) (132) Less: 2020 cost savings initiatives — — (800) Less: Debt extinguishment costs — (412) — Non-interest expense (numerator) $ 142,900 $ 138,678 $ 136,519 Net interest income $ 171,270 $ 162,399 $ 154,116 Tax equivalent adjustment 3,114 3,018 2,990 Plus: Total Non-interest income 62,577 51,890 63,249 Less: Investment securities gains, net — (36) (2) Total revenue (denominator) $ 236,961 $ 217,271 $ 220,353 Efficiency ratio 60.3% 63.8% 62.0 % Sep 30 Jun 30 Mar 31 Dec 31 Sep 30 Asset Quality, excluding PPP 2021 2021 2021 2020 2020 ACL - loans (numerator) $ 256,727 $ 255,032 $ 265,986 $ 277,567 $ 266,825 Net Loans $ 18,269,407 $ 18,586,756 $ 18,990,986 $ 18,900,820 $ 19,028,621 Less: PPP loans (590,447) (1,114,401) (1,688,394) (1,581,712) (1,960,165) Total adjusted loans (denominator) $ 17,678,960 $ 17,472,355 $ 17,302,592 $ 17,319,108 $ 17,068,456 ACL - loans to total adjusted loans 1.45% 1.46% 1.54% 1.60% 1.56%